UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2025

SPECTRAL AI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40058	85-3987148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2515 McKinney Avenue, Suite 1000 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

(972) 499-4934

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MDAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock, at an exercise price of $11.50 per share	MDAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On March 21, 2025, Spectral AI, Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with certain investors in the United States and the United Kingdom (the Investors from the United Kingdom, the “UK Investors,” and collectively, the “Investors”) for the sale of an aggregate of 2,076,923 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at an offering price of $1.30 per Share (such transaction, the “Offering”).

The sale and issuance of the Shares is being made pursuant to the Company’s registration statement on Form S-3 (file number 333-282681) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on October 16, 2024 and declared effective on October 31, 2024, and the Company’s prospectus supplement relating to the Offering, which was filed with the SEC on March 21, 2025, that forms part of the Registration Statement.

Additionally, in a concurrent private placement pursuant to the Purchase Agreements (the “Private Placement”), the Company agreed to sell to the Investors an aggregate of 2,076,923 warrants (the “Warrants”) to purchase shares of Common Stock (the “Warrant Shares”) at an exercise price of $1.80 per share. The Warrants, along with the shares of Common Stock issuable upon the exercise of the Warrants, are being offered pursuant to the exemptions provided in Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

The Purchase Agreements contain customary representations, warranties and agreements by the Company and the Investors and customary conditions to closing. Under the Purchase Agreements, subject to certain exceptions, the Company has agreed not to (i) enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock Equivalents (as defined in the Purchase Agreements) for a period of 180 days, (ii) file any registration statement or amendment or supplement thereto for a period of 180 days, or (iii) enter into any agreement to effect any issuance of Common Stock or Common Stock Equivalents (as defined in the Purchase Agreements) involving a Variable Rate Transaction (as defined in the Purchase Agreements) for a period of 180 days following the offering closing date. Notwithstanding the foregoing, the Company may issue shares of Common Stock or securities convertible or exercisable into shares of Common Stock resulting in net proceeds to the Company in an amount of no less than Seven Million Dollars ($7,000,000).

Placement Agent Agreements

On February 26, 2025, the Company also entered into a placement agent agreement (the “UK Placement Agent Agreement”) with SP Angel Corporate Finance LLP (the “SP Angel”), pursuant to which SP Angel agreed to act as the Company’s exclusive placement agent in connection with the Offering to the UK Investors (the “UK Offering”). SP Angel is not purchasing or selling any securities, nor is it required to arrange the purchase or sale of any specific number or dollar amount of the Shares, but agreed to use its “reasonable best efforts” to arrange for the sale of all of the Shares offered in the UK Offering.

On March 21, 2025, the Company also entered into a placement agency agreement (the “US Placement Agency Agreement” and, together with the UK Placement Agent Agreement, the “Placement Agent Agreements”) with Dominari Securities LLC (“Dominari” and, together with SP Angel, the “Placement Agents”), pursuant to which Dominari agreed to act as our exclusive placement agent in connection with the Offering in the United States (the “US Offering”). Dominari Securities purchased Shares in the US Offering and Warrants in the Private Placement on behalf of certain of the Investors. Dominari is not required to arrange the purchase or sale of any specific number or dollar amount of the securities but has agreed to use its “reasonable best efforts” to arrange for the sale of all of the securities offered in the US Offering.

The aggregate gross proceeds to the Company from the issuance and sale of the Shares in the Offering and the Warrants in the Private Placement was $2,700,000, before deducting the Placement Agents’ fees and expenses, and other expenses incurred in connection with the Offering and the Private Placement that are payable by the Company. The closing of both the Offering and the Private Placement occurred on March 21, 2025. The Company currently intends to use the net proceeds from the Offering and the Private Placement for working capital and general corporate purposes.

The Company agreed to pay SP Angel a cash fee of 7.00% of the aggregate gross proceeds of from the sale of the Shares in the UK Offering. The Company also agreed to reimburse SP Angel for certain expenses incurred in connection with the UK Offering, including its reasonable fees and expenses of legal counsel. The Company agreed to pay Dominari $50,000 as part of the US Offering.

Pursuant to the Placement Agent Agreements, the Company agreed to indemnify the Placement Agents against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Placement Agents may be required to make in respect thereof.

A copy of the legal opinion of Reed Smith LLP, relating to the validity of the Shares in connection with the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any offer, solicitation or sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The foregoing descriptions of the Warrant, Purchase Agreements and the Placement Agent Agreements do not purport to be complete and are qualified in their entirety by reference to such documents (or forms thereof), which are filed as Exhibit 4.1, 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Debt Financing Transaction

On March 21, 2025, the Company entered into (i) a Loan and Security Agreement (the “LSA”), by and among the Company, Spectral MD Holdings LLC, Spectral MD, Inc. and Avenue Venture Opportunities Fund II, L.P., a fund of Avenue Capital Group, as administrative agent and collateral agent and as a lender (“Avenue”) and (ii) a Supplement to Loan and Security Agreement (the “Supplement”), by and among the Company, Spectral MD Holdings LLC, Spectral MD, Inc. and Avenue. Pursuant to the LSA and Supplement, the Company has the ability to borrow up to $15.0 million in funding from Avenue with an initial draw down of $8.5 million (such transaction, the “Debt Financing”).

The loans under the LSA mature on March 1, 2028, with an interest-only payment period of no less than 15 months, which can be extended to 24 months upon the achievement of certain milestones prior to the end of such 15 month period as described in the Tranche 2 Milestone Date (as defined in the Supplement). The Tranche 2 Commitment (as defined in the Supplement) includes an additional $6.5 million in debt financing and is contingent upon, among other things, (i) U.S. Food and Drug Administration’s clearance of the Company’s DeepView System and (ii) an additional $7.0 million equity raise to be completed by the Company.

The Debt Financing also includes warrant coverage equal to 8.5% of the total funding commitment from Avenue, with an exercise price equal to the lower of (i) average of the daily volume weighted average price of Common Stock as reported for each of five (5) consecutive trading days, determined as of the end of the trading on the last trading day before the date of issuance, which was $1.66 and (ii) the lowest price per share paid to the Company by cash investors for Common Stock issued in any sale of Common Stock in a bona-fide equity raising that closes at any time commencing from March 21, 2025 through (but excluding) December 31, 2025.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance

As described in Item 1.01 above, on March 21, 2025, the Company entered into the Debt Financing pursuant to the terms of the LSA and Supplement with Avenue. The Debt Financing is secured by a security interest in substantially all of the assets of the Company subject to certain exclusions.

Pursuant to the LSA, the interest rate is a variable rate of interest per annum equal to the greater of (i) the sum of (A) the Prime Rate (as defined in the Supplement) plus (B) five and one-quarter of one percent (5.25%), and (ii) twelve and three-quarters of one percent (12.75%).

The foregoing descriptions of the Debt Financing, the LSA and the Supplement do not purport to be complete and are qualified in their entirety by the full text of the LSA and the Supplement attached to this Current Report on Form 8-K as Exhibits 10.5 and 10.6, respectively, which are incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

The Warrants being sold to the Investors will be issued in reliance on the exemptions provided in Section 4(a)(2) under the Securities Act. Accordingly, the Investors may only resell the Warrants and the Warrant Shares, pursuant to an effective registration statement under the Securities Act covering the resale of the Warrant Shares, an exemption under Rule 144 under the Securities Act or another applicable exemption under the Securities Act and any applicable state securities laws.

Item 7.01. Regulation FD Disclosure.

On March 24, 2025, the Company issued a press release announcing the successful completion of the Debt Financing and the Offering, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 to this Current Report on Form 8-K, and in Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

This report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. Such forward-looking statements may include statements related to the completion of the registered direct offering, the satisfaction of customary closing conditions related to the registered direct offering, the intended use of proceeds from the registered direct offering and other statements that are not statements of historical fact and, in some cases, may be identified by words like “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “should,” “would,” “seek” and similar terms or phrases. The forward-looking statements contained in this press release are based on management’s current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Important factors that could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements are more fully discussed in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”), including the risk factors described under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 29, 2024, and other documents subsequently filed with or furnished to the SEC.

Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date hereof. Factors or events that could cause the Company’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for the Company to predict all of them. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
4.1	Form of Warrant.
4.2	Form of Avenue Warrant
5.1	Opinion of Reed Smith LLP.
10.1	Form of UK Securities Purchase Agreement, dated March 21, 2025.
10.2	Form of US Securities Purchase Agreement, dated March 21, 2025.
10.3	Placement Agent Agreement, dated February 26, 2025, by and between Spectral AI, Inc. and SP Angel Corporate Finance LLP.
10.4	Placement Agency Agreement, dated March 21, 2025, by and between Spectral AI, Inc. and Dominari Securities LLC.
10.5	Loan and Security Agreement, dated March 21, 2025, by and among Spectral AI, Inc., Spectral MD Holdings LLC, Spectral MD, Inc. and Avenue Venture Opportunities Fund II, L.P.
10.6	Supplement to the Loan and Security Agreement, dated March 21, 2025, by and among Spectral AI, Inc., Spectral MD Holdings LLC, Spectral MD, Inc. and Avenue Venture Opportunities Fund II, L.P.
23.1	Consent of Reed Smith LLP (contained in Exhibit 5.1).
99.1	Press Release issued by Spectral AI, Inc. on March 24, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2025

SPECTRAL AI, INC.

By:	/s/ Vincent S. Capone
Name:	Vincent S. Capone
Title:	Chief Financial Officer and General Counsel